Exhibit 10.2

August 11, 2010

Consulting Agreement – Pacific Blue Energy Corp.

This agreement dated August 11, 2010 is made By and Pacific Blue Energy Corp "Company", (George Sagredos). (the “Consultant”), of 17 Rue Du L Annonciade, Monaco, 98000."

WHEREAS, the Consultant is in the business of assisting public companies in strategic business planning, and corporate development services designed to make the investing public knowledgeable about the benefits of stock ownership in the Company; and

WHEREAS, the Company recognizes that the Consultant is not in the business of stock brokerage, investment advice, activities which require registration under either the Securities Act of 1933 (hereinafter "the Act") or the Securities and Exchange Act of 1934 (hereinafter "the Exchange Act"), underwriting, banking, is not an insurance Company, nor does it offer services to the Company which may require regulation under federal or state securities laws; and

WHEREAS, the parties agree, after having a complete understanding of the services desired and the services to be provided, that the Company desires to retain Consultant to provide such assistance through its services for the Company, and the Consultant is willing to provide such services to the Company;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. DUTIES AND INVOLVEMENT.

The Company hereby engages Consultant to provide corporate development services. The services may include, but not by way of limitation, the following services: consulting with the Company's management concerning marketing surveys, investor accreditation, availability to expand investor base, investor support, strategic business planning, broker relations, conducting due diligence meetings, attendance at conventions and trade shows, assistance in the preparation and dissemination of press releases and stockholder communications, consulting of mergers with companies, review and assistance in updating a business plan, review and advise on the capital structure for the Company, propose legal counsel, assist in the development of an acquisition profile and structure, recommend financing alternatives and sources, and consult on corporate finance and/or investment banking issues. In addition, these services may include production of a corporate profile and fact sheets, personal consultant services, financial analyst and newsletter campaigns, conferences, seminars and national tour, including, but not by way of limitation, due diligence meetings, investor conferences and institutional conferences, printed media advertising design, newsletter production, broker solicitation campaigns, electronic public relations campaigns, direct mail campaigns, placement in investment publications and press releases.

2. RELATIONSHIP AMONG THE PARTIES.

Consultant acknowledges that it is not an officer, director or agent of the Company, it is not, and will not, be responsible for any management decisions on behalf of the Company, and may not commit the Company to any action. The Company represents that the consultant does not have, through stock ownership or otherwise, the power neither to control the Company, nor to exercise any dominating influences over its management.

Consultant understands and acknowledges that this Agreement shall not create or imply any agency relationship among the parties, and Consultant will not commit the Company in any manner except when a commitment has been specifically authorized in writing by the Company. The Company and the Consultant agree that the relationship among the parties shall be that of independent contractor, and therefore the Company shall be absolved of any liabilities with respect to the Consultants practices and operations as per the duties outlined above.

3. EFFECTIVE DATE, TERM AND TERMINATION.

This Agreement shall be effective on July 15th, 2010 and will continue until Jan 15th , 2011. This six month Agreement can only be modified if mutually agreeable and in writing.

4. OPTION TO RENEW AND EXTEND.

Company may renew this Agreement on the same terms by providing written notice to Consultant at any time prior to the expiration hereof.

5. COMPENSATION AND PAYMENT OF EXPENSES.

The Company agrees to pay the Consultant in the form of restricted 144 shares of 250,000. The Company shall have no other obligation to Consultant for payment, excepting the obligation for additional compensation as contained herein.

6. SERVICES NOT EXCLUSIVE.

Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities, and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

7. CONFIDENTIALITY.

Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the term of this Agreement, divulge, furnish or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not by way of limitation, the products of the Company, whether in the concept or development stage, or being marketed by the Company on the effective date of this Agreement or during the term hereof.

8. COVENANT NOT TO COMPETE.

During the term of this Agreement, Consultant warrants, represents and agrees that it will not directly participate in the information developed for and by the Company.

9. INDEMNIFICATION.

Company agrees to indemnify and hold harmless the Consultant and its respective agents and employees, against any losses, claims, damages or liabilities, joint or several, to which either party, or any such other person, may become subject, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto; or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse the Consultant, or any such other person, for any legal or other expenses reasonably incurred by the Consultant, or any such other person, in connection with investigation or defending any such loss, claim, damage, liability, or action, suit or proceeding.

The Consultant agrees to indemnify and hold harmless the Company and its respective agents and employees, against any losses, claims, damages or liabilities, joint or several, to which either party, or any such other person, may become subject, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the investor relations material, or services as outlined in Section 1 of this agreement by the Consultant.

10. MISCELLANEOUS PROVISIONS

Section a Governing law. The Agreement shall be construed by and enforced in accordance with the laws of the State of Nevada.

Section b Entire agreement. This Agreement contains the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

Section c Counterparts. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

Section d Successors. The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year provided herein.

Witnessed by:

Pacific Blue Energy Corp

/s/ Joel Franklin
Signature

Joel Franklin
Name

George Sagredos

/s/George Sagredos
Signature

George Sagredos
Name

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